Exhibit 10.9

DATED 15 OF OCT 2022

BETWEEN

MYTV BROADCASTING SON BHD

(Company No: 201001013318 / 897549-X)

AND

DNF GROUP SON BHD

(Company Number: 200801028476 / 829803-X)

SUPPLEMENTAL AGREEMENT NO. 2

OF ACCESS AGREEMENT

FOR THE PROVISION OF

DIGITAL TERRESTRIAL TELEVISION (DTT) SERVICES

*

THIS SUPPLEMENTAL AGREEMENT NO. 2 TO THE ACCESS AGREEMENT FOR THE PROVISION OF DIGITAL TERRESTRIAL TELEVISION (DTT) SERVICES (“this Agreement”) is made on 15 day of OCT 2022 (“Effective Date”).

BETWEEN

MYTV BROADCASTING SDN. BHD. (Registration Number: 201001013318 / 897549-X), a company incorporated and existing under the laws of Malaysia and having its registered office at Level 4B, No. 88, Jalan Perdana, Taman Tasik Perdana, 50480 Kuala Lumpur and its business address at 2271, Jalan Usahawan 2, Cyber 6, 63000 Cyberjaya, Selangor (“MYTV”) of the one part;

AND

DNF GROUP SON BHD (Company Number: 200801028476 / 829803-X), a company incorporated and existing under the laws of Malaysia and has its registered address and its business office at Suite 8.01, Level 8, Menara Binjai, No. 2, Jalan Binjai, 50450 Kuala Lumpur (“DNF”) of the second part;

MYTV and DNF shall be referred hereinafter to as “the Parties” and individually as “the Party”.

WHEREAS:

RECITALS

A.	The Parties have entered into an Access Agreement for the Provision of Digital Terrestrial Television (OTT) Services dated 7th September 2021 (“Principal Agreement”) in which MYTV shall provide the OTT services to DNF effective from 1st May 2021 until 30th April 2024.

B.	The Parties have mutually agreed to enter into a Supplemental Agreement No. 1 to Access Agreement for the Provision of Digital Terrestrial Television (OTT) Services (“Supplemental Agreement No. 1”) and to enter into this Supplemental Agreement No. 2 to Access Agreement for the Provision of Digital Terrestrial Television (DTT) Services (“Supplemental Agreement No. 2”) to amend and/or vary the Principal Agreement, and Supplemental Agreement No. 1 in accordance to the terms herein contained and to the extend hereinafter provided.

NOW THIS SUPPLEMENTAL AGREEMENT NO. 2 WITNESSETH as follows:-

1.	SUPPLEMENTAL AGREEMENT NO. 2

1.1	The Parties hereby agree that this Supplemental Agreement No. 2 shall form part of the Principal Agreement and Supplemental Agreement No. 1 (“Existing Agreements”), and shall be read and construed as an essential part of the Existing Agreements.

1.2	Save and subject to the following provisions and amendment contained in this Supplemental Agreement No. 2, all the provisions of the Existing Agreements shall remain the same and be in full force and effect as between the Parties hereto.

1.3	In the event of any inconsistency between the provisions of the Existing Agreements with this Supplemental Agreement No. 2, the provisions of this Supplemental Agreement No. 2 shall prevail to the extent of such inconsistency.

2.	DEFINITIONS AND INTERPRETATION

Unless otherwise indicated in this Supplemental Agreement No. 2, the terms and expressions used in this Supplemental Agreement No. 2 shall bear the same meanings as the terms and expressions used in the Existing Agreements.

3.	EFFECTIVE DATE

This Supplemental Agreement No. 2 shall take effect from 29th June 2022.

4.	AMENDMENTS TO THE EXISTING AGREEMENTS

The Parties hereby make such amendments, additions and variations to the Existing Agreements in accordance with the amendments, additions and variations contained in the FIRST SCHEDULE annexed to this Supplemental Agreement No. 2.

5.	COSTS AND STAMP DUTY

All cost incidental to the preparation and completion of this Supplemental Agreement No. 2 shall be borne and paid by DNF.

6.	SEVERABILITY

If any of the provisions of this Supplemental Agreement No. 2 becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

7.	AMENDMENT

No modification, amendment or variation of any of the provisions of this Supplemental Agreement No. 2 shall be effective unless made by mutual consent and made in writing by way of the supplemental agreement specifically referring to the Existing Agreements duly signed by the Parties.

8.	TIME

Time, whenever mentioned, shall be of the essence of this Supplemental Agreement No. 2.

9.	APPLICABLE LAWS

This Supplemental Agreement No. 2 shall be governed by and construed in accordance with the Jaws of Malaysia.

10.	SUCCESSORS BOUND

This Supplemental Agreement No. 2 shall be binding upon the successors in the title and permitted assigns of the Parties hereto.

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IN WITNESS WHEREOF the Parties hereto have caused this Supplemental Agreement No. 2 to be executed by their duly authorized officers the day and date first before written.

SIGNED by
as authorised representative for
MYTV BROADCASTING SON BHD
(Company No. 201001013318 / 897549-X)
in the presence of:

/s/ AZLINA MOHD YUSOF
Chief Operating Officer
MYTV Broadcasting Sdn Bhd

/s/ ADIWATI ZAINUDDIN	By executing this Agreement the
Senior Manager, Content & Strategy	signatory warrants that the
MYTV Broadcasting Sdn Bhd	signatory is duly authorised to
Signature of Witness	execute this Agreement on behalf
of MYTV BROADCASTING SDN
BHD (Registration No.
201001013318 / 897549-X)

SIGNED by
as authorised representative for
DNF GROUP SDN BHD
(Company Number: 200801028476 / 829803-X)
in the presence of:

/s/ EMELIA ROSNAIDA BT ABD HAMID

Signature of Witness

/s/ Mizal Bin Zaini
(stamp) DNF GROUP SON BHD
signatory warrants that the
signatory is duly authorised to
execute this Agreement on behalf
of DNF GROUP SON BHD
(Company Number: 200801028476 / 829803-X)

FIRST SCHEDULE

A.	AMENDMENTS TO THE GENERAL TERMS AND CONDITIONS OF THE EXISTING AGREEMENTS

The Parties hereby agree that all reference made in relation to the terms mentioned in the Existing Agreements thereto shall be amended to the following:

“Commencement Date”	28th March 2022
“Effective Date”	29th June 2022
“Trial Date”	28th March 2022 - 29th June 2022
“Terms”	3 years from the Effective Date and may be renewed for a further term of two (2) years or any other period agreed by the Parties and on terms and conditions mutually agreed by both Parties.
“Security Sum”	RM 1,000,000.00 in the following manner:
	Amount	Date of Payment
	RM650,000.00	Paid in two instalments on 15 October 2021 and 16 March 2022
	RM150,000.00	28 January 2023
	RM200,000.00	28 January 2024

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